Where Intelligence Meets Infrastructure® Oppenheimer 17th Annual Industrial Growth Conference May 4, 2022

2 NON-GAAP Financial Measures In an effort to provide investors with additional information regarding the Company’s results as determined by accounting principles generally accepted in the United States (“GAAP”), the Company also provides non-GAAP information that management believes is useful to investors. These non-GAAP measures have limitations as analytical tools, and securities analysts, investors and other interested parties should not consider any of these non-GAAP measures in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures used by other companies. The Company presents adjusted net income, adjusted net income per diluted share, adjusted operating income, adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin as performance measures because management uses these measures in evaluating the Company’s underlying performance on a consistent basis across periods and in making decisions about operational strategies. Management also believes these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of the Company’s recurring performance. The Company presents net debt and net debt leverage as performance measures because management uses them in evaluating its capital management, and the investment community commonly uses them as measures of indebtedness. The Company presents free cash flow because management believes it is commonly used by the investment community to measure the Company’s ability to create liquidity. The calculations of these non-GAAP measures and reconciliations to GAAP results are included as an attachment to this press release and have been posted online at www.muellerwaterproducts.com. The Company does not reconcile forward-looking adjusted EBITDA to the comparable GAAP measure, as permitted by Regulation S-K, because certain items, e.g., expenses related to corporate development activities, pension benefits and corporate restructuring, may have not yet occurred, are out of the Company’s control and/or cannot be reasonably predicted without unreasonable efforts. Additionally, such reconciliation would imply a degree of precision and certainty regarding relevant items that may be confusing to investors. Such items could have a substantial impact on GAAP measures of the Company's financial performance.

3 Forward-Looking Statements This presentation contains certain statements that may be deemed “forward-looking statements” within the meaning of the federal securities laws. All statements that address activities, events or developments that the Company intends, expects, plans, projects, believes or anticipates will or may occur in the future are forward-looking statements, including, without limitation, statements regarding outlooks, projections, forecasts, trend descriptions, environmental/sustainability plans, go-to-market strategies, operational excellence, acceleration of new product development, financial or operating performance, litigation outcomes, capital allocation and growth strategy plans, restructuring efficiencies and projected warranty charges. Forward-looking statements are based on certain assumptions and assessments made by the Company in light of the Company’s experience and perception of historical trends, current conditions and expected future developments. Actual results and the timing of events may differ materially from those contemplated by the forward-looking statements due to a number of factors, including the future impact of the COVID-19 pandemic on the Company’s operations and results, such as effects on the financial health of customers (including collections); logistical challenges and supply chain disruptions related to the COVID-19 pandemic, geopolitical conditions, or other events; an inability to realize the anticipated benefits from our operational initiatives, including our large capital investments in Chattanooga and Kimball, Tennessee, and Decatur, Illinois, plant closures, and our reorganization and related strategic realignment activities; an inability to attract or retain a skilled and diverse workforce, increased competition related to the workforce and labor markets; an inability to protect the Company’s information systems against service interruption, misappropriation of data or breaches of security; failure to comply with personal data protection and privacy laws; cyclical and changing demand in core markets such as municipal spending, construction, and natural gas distribution; government monetary or fiscal policies; the impact of adverse weather conditions; the impact of manufacturing and product performance; the impact of wage, commodity and materials price inflation; the impact of warranty claims; an inability to successfully resolve significant legal proceedings or government investigations; compliance with environmental, trade and anti-corruption laws and regulations; climate change and legal or regulatory responses thereto; changing regulatory, trade and tariff conditions; the failure to integrate and/or realize any of the anticipated benefits of recent acquisitions or divestitures; an inability to achieve some or all of our Environmental, Social, and Governance goals; and other factors that are described in the section entitled “RISK FACTORS” in Item 1A of the Company’s most recent Annual Report on Form 10-K and later filings on Form 10-Q. Forward-looking statements do not guarantee future performance and are only as of the date they are made. The Company undertakes no duty to update its forward-looking statements except as required by law. Undue reliance should not be placed on any forward-looking statements. You are advised to review any further disclosures the Company makes on related subjects in subsequent Forms 10-K, 10-Q, 8-K and other reports filed with the U.S. Securities and Exchange Commission.

Mueller Water Products at a Glance

History

- Founded over 160 years ago
- Spun off from Walter Industries in 2006
- Listed on NYSE (MWA) June 1, 2006
- Divested U.S. Pipe (April 2012)
- Divested Anvil (Jan. 2017)
- Acquired Singer Valve (Feb. 2017)
- Acquired Krausz Industries (Dec. 2018)
- Acquired i20 Water (June 2021)

LTM Highlights (1)

As of March 31, 2022

$1.2B Net Sales	**$206.3M** Adjusted EBITDA
$298.7M Capital Expenditures FY18-Q2FY22	**17.4%** Adjusted EBITDA % of Net Sales
$94.3M Cash Flow from Operations	**$36.7M** Free Cash Flow
$283.0M Net Debt	**1.4 x** Net Debt to Adjusted EBITDA
3,400 Employees Worldwide	**14** Facilities Worldwide

Geography (2)

(% of Consolidated Net Sales)



United States
Rest of World
Canada

Segments (2,3)

(% of Consolidated Net Sales)



Water Flow Solutions
Water Management Solutions

Products (2)

(% of Consolidated Net Sales)



Hydrants & Gate Valves
Brass Products
Specialty Valve & Repair
Technology-Enabled

End Markets (2)

(% of Consolidated Net Sales)



55-60% Repair and replacement of municipal water systems
30-35% Residential construction
<10% Natural gas utilities

(1) Provided with Q2FY22 earnings press release and presentation on May 2 & 3, 2022.
(2) Consolidated net sales Information for geography, segments, products and end markets based on FY2021 information and estimates.
(3) Water Flow Solutions includes iron gate valves, specialty valves and service brass products. Water Management Solutions includes fire hydrants, repair and installation, natural gas, metering, leak detection, pressure control and software products.

MUELLER 4

5 • Leading brand and municipal market specification positions with large installed base • Comprehensive distribution network and strong end-user relationships with end-markets served by limited number of suppliers • Low-cost manufacturing operations using lost foam process • Favorable market dynamics in municipal and residential end-markets • Aging infrastructure driving the need for investment requiring a $1.7 trillion investment, according to the American Water Works Association with $55B of new funding included in the federal infrastructure bill to upgrade drinking water and wastewater infrastructure (1) • Enhanced operational excellence initiatives delivering ongoing productivity improvements • Prioritizing capital investments to modernize manufacturing facilities, equipment and processes to drive margin expansion and continued investment in product development • Potential adoption of technology-enabled products by water utilities to actively diagnose, monitor and control the delivery of drinking water • Proprietary fixed leak detection, pipe condition assessment, smart metering and software offerings for utilities to have flexible and scalable platform for infrastructure monitoring • Flexible balance sheet with 1.4x net debt leverage and ample liquidity with $324.2 million available • Enabling growth through capital investments and acquisitions, while historically returning cash to shareholders through dividends and share repurchases LONG-TERM END MARKET DYNAMICS CONTINUE TO IMPROVE LEVERAGING STRENGTHS TO INCREASE TECHNOLOGY-ENABLED PRODUCTS MODERNIZING MANUFACTURING AND DRIVING OPERATIONAL EXCELLENCE TO DELIVER MARGIN EXPANSION FLEXIBLE BALANCE SHEET AND STRONG CASH FLOW STRONG COMPETITIVE POSITION (1) American Water Works Association, Buried No Longer: Confronting America’s Water Infrastructure Challenge 2012 Investment Highlights

6 Focused on Executing Strategic Initiatives to Grow and Enhance Business Including New Management Structure and ESG Goals • Confident growth strategies, capital investments and operational initiatives will enable us to deliver further sales and adjusted EBITDA growth Where Intelligence Meets Infrastructure® Mueller is committed to manufacturing innovative products and creating smart solutions that will solve future challenges, whether it's at the source, at the plant, below the ground, on the street or in the cloud. Every day, we help deliver safe, clean drinking water to millions of people. Our Commitment to Sustainability As we look to the future, our commitment to advancing our environmental, social and governance (ESG) goals will remain at the forefront of how we operate our business and positively impact our world.

7 • 10% decrease in energy consumption intensity, exceeding goal of 3% annual reduction, leading to a 15% decrease in scope 1 and 2 greenhouse gas emissions (GHG) intensity • Reduced water withdrawal intensity by 15%, exceeding goal of 3 percent annual reduction • Decreased waste to disposal intensity by 11% and recycled more than 42,500 metric tons of scrap iron, steel and copper alloys, which more than offset our total waste generated • Utilized scrap sources of iron, steel and copper for approximately 81% of the total incoming material weight in our foundry melt recipe • 41% decrease in Total Recordable Incident Rate (TRIR) between 2012–2021 with 48% fewer injuries at the Company’s 3 foundries over the same period • Launched our Diversity, Equity and Inclusion Council, which includes 14 employee representatives from each U.S. manufacturing plant, our corporate headquarters and 3 Executive Sponsors • Introduced new ESG targets and goals, which we will monitor, update and report on our progress in the coming years 2021 Highlights 2nd ESG Report Highlights Strategy, Initiatives, Annual Performance, Targets and Goals as we Strive to Become a Sustainability Leader in our Industry REDUCING OUR ENVIRONMENTAL FOOTPRINT IN 4 KEY AREAS WATERENERGY GREENHOUSE GAS SOLID WASTE Learn more at www.muellerwp.com/environmental-social-and-governance Key ESG Targets • Reduce Scope 1 and Scope 2 GHG emissions intensity by 50 percent by 2035 using 2015 as a baseline • Reduce water withdrawal intensity by 3% year-over-year • Achieve zero waste to landfills by 2035 • Save 7.7 billion gallons of water loss in total from our EchoShore® leak detection technology by 2027 • Convert all brass products to lead- free alloy by 2030 and achieve 100% lead-free manufacturing processes by 2030 • Achieve a TRIR of zero by 2025 • Improve employee engagement in our Virgin Pulse Wellness Program by 5% year-over-year

Products and Markets

Strong Position in Broader Water Market

Leading Product Positions in Key Product Categories (1)

With over 160 years in the water utility market, Mueller Water Products has a large installed base of products used by customers for new construction and repair and replacement






	Fire Hydrants (#1 Product Position)	Iron Gate Valves (#1 Product Position)	Butterfly Valves (#1 Product Position)	Brass Products (#2 Product Position)
MUELLER	●	●	●	●
McWane	●	●	●	
ACIPCO	●	●		
DeZURIK			●	
A.Y. McDonald				●
Ford Meter Box				●

Water-Related Revenue as a % of Total Revenue (2)

Mueller Water Products is a water-focused company with approximately two-thirds of net sales related to repair and replacement activities of utilities



100%
100%
100%
99%
93%
90%
90%
86%
59%
PNR
AQUA
ZWS
AOS
BMI
MUELLER
WTS
XYL
FELE

	PNR	AQUA	ZWS	AOS	BMI	MUELLER	WTS	XYL	FELE
Key Products	Water Treatment, Filtration, Aquatics/Pool, Point-of-Use	Water & Wastewater Treatment Solutions	Water control and safety, water distribution and drainage, finish plumbing and site works products	Hot Water Heaters & Boilers, Water Treatment	Water Metering	Hydrants, Iron Gate & Butterfly Valves, Brass Products, Pipe Repair & Leak Detection, Metering	Commercial & Residential Water Products	Water Transportation, Treatment, Testing and Metering	Water Pumping Systems

(1) Company estimates based on internal analysis and information from trade associations and distributor networks, where available.
(2) Company filings and presentations and management estimates.

MUELLER 9

10 Mueller is Uniquely Positioned to Address Opportunities with Utilities with its Leading Infrastructure Products and Installed Base

11 Water Utilities Are Facing Many Challenges • Unrealistic for U.S. water utilities and local governments to bridge the gap between their current capital spending and projected need for capital spending, based on the age and life expectancy of their infrastructure • Moving forward the industry will have to use multiple approaches to extend the life of their assets including measured allocation of capital funds, product innovation, predictive maintenance planning, and rate increases • Climate change is reducing both water availability and quality; solutions to retain, treat, and recycle water will need to be incorporated into investment and operating plans • Codification of contaminants regulation could accelerate innovation around testing for and removal of pollutants Aging Infrastructure Digitization Budget Pressures Aging Workforce Urbanization Population Shifts Water Utilities Implications for Utilities • Municipal repair and replacement remains a tailwind • More detailed customer segmentation is needed to market targeted points of differentiation to disparate users • Connecting infrastructure network to provide both predictive insight and mechanical functionality will enhance value proposition, thereby increasing adoption of products and services • Participating in training of the next generation of utility workers could be a competitive advantage • Web-enabled tools are needed to engage new generation of users • Alternative business models likely to become more attractive to utilities Implications for Mueller Regulation Climate

U.S. Water Infrastructure Requires Substantial Long-term Investment

Repair & Replacement Market

- Restoring existing water systems and expanding them to serve a growing population through 2050 will require a $1.7 trillion investment (1)
- ASCE grade for drinking water infrastructure is C- and grade for wastewater infrastructure is D+ (2)
- EPA analysis indicates the need to address aging transmission and distribution pipes is accelerating (see chart below); valves and hydrants are generally replaced along with pipe replacement and repair (3)



Percentage of Replacement Need
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Accelerating Need
2000
2010
2020
2030
2040
2050
2060
2070
Year

U.S. Water Infrastructure CAPEX and Investment Gap

- Spending on Water & Wastewater CAPEX in U.S. is >$50B (4)
- ASCE estimates that the current annual investment gap expected to increase from $81B to $136B in 2039 (5)



Funding Gap $81B
CAPEX
2019
Funding Gap $136B
CAPEX
2039

(1) American Water Works Association, Buried No Longer: Confronting America's Water Infrastructure Challenge 2012
(2) ASCE: 2021 Report Card for America's Infrastructure
(3) The EPA Clean Water and Drinking Water Infrastructure Gap Analysis 2002
(4) Bluefield Research 2019, U.S. Municipal Water Infrastructure Forecast Report
(5) American Society of Engineers (ASCE): The Economic Benefits of Investing in Water Infrastructure

MUELLER 12

Aging Infrastructure Increasing Water Main Breaks

Aging of Pipe Infrastructure

- Average age of water pipes has increased to 45 years in 2020 from 25 years in 1970 [(1)]
- 2.2 million miles of underground pipes for drinking water with 240,000 water main breaks per year [(2,3)]
- Up to 30% of treated water is lost or unaccounted for in the water system [(5)]
- Growing number of states requiring water loss audits [(6)]

Average age of pipe infrastructure, by region [(7)]



5%
17%
43%
35%
16%
32%
20%
32%
17%
35%
17%
32%
6%
22%
38%
34%
System Age, Years
<30
31 to 60
61 to 100
>100

Water Main Break Rates Increasing [(4)]

- According to a study by Steven Folkman at Utah State University that surveyed nearly 200,000 miles of water pipelines in more than 300 municipalities in the U.S. and Canada, serving more than 14 percent of the two countries' total population:
  - Between 2012 and 2018, overall water main break rates increased by 27 percent, from 11 to 14 breaks/100 miles/year
  - More concerning is that breakage rates of cast iron and asbestos cement pipe — which make up 41 percent of the installed water mains in the U.S. and Canada — have increased by more than 40 percent over those six years
  - 82 percent of cast iron pipes are more than 50 years old and experiencing a 46 percent increase in break rates
  - Smaller utilities have two times more main breaks than large utilities
  - Nationwide, one mile of installed water main serves 308 people
  - The average age of failing water mains is approximately 50 years
  - Over 16 percent of North America's underground water infrastructure is past its design service life

(1) Bluefield Research 2019, Water Industry 4.0 Focus Report.
(2) U.S. Environmental Protection Agency, "Drinking Water Infrastructure Needs Survey and Assessment, Sixth Report to Congress," March 2018.
(3) EPA Aging Water Infrastructure Research Program.
(4) "Water Main Break Rates in the USA and Canada: A Comprehensive Study," March 2018, Steven Folkman at Utah State University, https://digitalcommons.usu.edu/cgi/viewcontent.cgi?article=1173&context=mae_facpub.
(5) Navigant Research.
(6) National Resource Defense Council.
(7) Bluefield Research, May 2018: Advanced Asset Management for Municipal Water: Global Trends & Strategies, 2018 – 2027.

MUELLER 13

14 Funding Water Utilities Infrastructure Repair (1) Bluefield Research 2019, Water Industry 4.0 Focus Report. (2) Bluefield Research 2019, U.S. Private Water Utilities Report. (3) RAND Corporation 2017 Report titled “Not Everything is Broken.” (4) American Water Works Association 2021 Water and Wastewater Rate Survey. (5) Bureau of Labor Statistics. (6) Securities Industry and Financial Markets Association (SIFMA) as of April 30, 2022. Sources of Funding for U.S. Utilities • >50,000 water utilities and >14,000 wastewater utilities in U.S. and Canada (1) • Around 1,100 water utilities, <2.5% of the total, serve approximately 60% of the estimated population served (>200M) (1) • Approximately 14% of the U.S. population served by privately-owned water systems, including investor-owned utilities (IOU) (2) Water Utilities in North America Market Tier (by population served) # Water Utilities % of Total Utilities Estimated Population Served % of Population Served >250,000 158 0.3% 109.3M 32.1% 50,000 – 250,000 981 1.9% 93.3M 27.4% 3,300 – 50,000 8,725 17.2% 109.9M 32.3% <3,300 40,889 80.6% 27.7M 8.1% Distribution of Water Utilities in North America (1) • For U.S. utilities, 96% funded at state and local government level (3) • Majority of utilities have service connection fees and/or capital recovery charges, with median fees of about $7,800, up 22% since 2016 (4) • CPI for water and sewerage maintenance increased 3.7% for 12 months ended April 30, 2022 (5) • U.S. municipal bond issuance for new capital increased 15.9% in calendar 2021 and 2.6% in YTD 2022 (Jan. to Mar.) (6) • U.S. Federal government provides incentives for water utility projects such as Drinking Water State Revolving Funds (DWSRF) and Water Infrastructure Finance and Innovation Act (WIFIA) administered by the Environmental Protection Agency (EPA) Historical Water Rates vs. Other Utilities (5) CPI Utilities (NSA 1982-1984 = 100) 0 100 200 300 400 500 600 700 19 55 19 60 19 65 19 70 19 75 19 80 19 85 19 90 19 95 20 00 20 05 20 10 20 15 20 20 CPI Water CPI Nat Gas CPI Postage CPI All Items CPI Electricity

15 Need for Digital Water Solutions Expected to Accelerate “COVID-19 is an inflection point for long-term resilience, digital transformation of water sector. The U.S. & Canada digital water market is expected to sustain sizeable top-line losses in the immediate aftermath of the COVID-19 outbreak, but the pandemic is ultimately expected to drive greater demand for digital solutions going forward.” Bluefield Research April 2020 Note Climate Change, Water Scarcity and Population Growth • Aging workforce at U.S. & Canada water & wastewater utilities is projected to see significant retirements over the next ten years • Increasing consumer awareness and demand for water quality and usage information (1) Bluefield Research Note from April 15, 2020, “Pandemic Represents Watershed Moment for U.S. & Canada Digital Water Market.” (2) Bluefield Research 2019, Water Industry 4.0 Focus Report. (3) EPA Aging Water Infrastructure Research Program. (4) “Water Main Break Rates in the USA and Canada: A Comprehensive Study,” March 2018, Steven Folkman at Utah State University. “Between 2012 and 2018, overall water main break rates increased by 27% from 11.0 to 14.0 breaks/(100 miles)/year. (5) Navigant Research. (6) National Resource Defense Council. (7) U.S. Drought Monitor as of February 1, 2022 (includes contiguous 48 states). • Increased frequency of extreme climate events elevating importance of infrastructure resiliency and water management with 72% of U.S. experiencing drought or abnormally dry conditions (7) • Water scarcity awareness has increased conservation and use of low-flow appliances pressuring utility budgets • Population growth and migration trends leading to increased urbanization Aging Workforce and Consumer Awareness Aging Infrastructure and Non-Revenue Water • Average age of water pipes has increased to 45 years in 2020 from 25 years in 1970 (2) • 240,000 water main breaks per year with 27% increase in break rates since 2012 (3,4) • Up to 30% of treated water is lost or unaccounted for in the water system (5) • Growing number of states requiring water loss audits (6) In this COVID- Accelerated scenario, digital spend grows at a 12-year CAGR of 8.7%, compared to 6.5%. In other words, the COVID- 19 crisis is projected to advance the U.S. &. Canada digital water market by at least two to three years by the late 2020s.(1) Key Drivers for Digital Water Solutions

16 Broad-line of Technology-enabled Products • Currently have a number of products addressing these categories, including Echologics' pipe condition assessment services and fixed leak detection solutions, advanced meters and communication equipment, smart hydrants, pressure and water quality monitors, and most recently, our Sentryx™ software platform Digital Water Category Growth vs. Total Digital Water Market (1) Information Management ++++ Network Management ++ Work & Asset Management + Metering & Customer Management − Plant Management − − − − Current Product Offerings Acoustic Fixed Leak Detection & Pipe Condition Assessment Infrastructure Monitoring Software SentryxTM (1) Bluefield Research 2021. Estimated CAGR of 6.7% for North American Digital Water Market between 2021 and 2030. Water Quality Monitoring Pressure Monitoring & Control AMR, AMI, Remote Disconnect Meters, Communications

17 SentryxTM will Connect Products that “Close the Loop” with Water Network Administrators & Assets A digital services platform for water utilities to monitor, operate and monetize water distribution networks. Remote Flushing Mobile Workforce Management Water Quality Metering & Flow Measurement Pressure Management Leak Detection Data Analytics Monitor Drive insights to inform decision making process Control Automatic control of network assets & mobile workforce Manage Data from multiple devices feeds machine learning models to create actionable insights Optimize Extend Asset Life. Optimize and Prioritize Expenditures.

18 Large Capital Projects Large Casting Foundry Brass Foundry Specialty Manufacturing • Expect capital expenditures as a percent of consolidated net sales to decrease to less than 4% after the completion of the new brass foundry in Decatur, IL • Three large capital projects expected to account for total capital spending around $140M and expected to drive approximately $30M of annualized incremental gross profit from cost savings and increased sales, after all are complete and at full run rate • Benefits include accelerating product development, driving operational efficiencies, reducing duplicative expenses, increasing revenue, expanding capabilities for American-made products and advancing our sustainability environmental initiatives • Chattanooga, TN • Completion in 2020 (1) • Expands domestic manufacturing capabilities and leverages additive manufacturing technologies to foundries for large gate and specialty valves • Decatur, IL • Expected completion 2023 (1) • Replacing century-old plant with new state-of-the- art facility to drive efficiencies and expand product development capabilities • Will enable us to pour a new lead-free brass alloy • Kimball, TN • Expected completion 2023 (1) • Consolidating multiple manufacturing facilities for specialty valves and knife gates into one location (1) Represents timing of full project completion and not timing of full annualized benefit from efficiencies and sales from new products.

19 • Designed to increase revenue growth, drive operational excellence, accelerate new product development and enhance profitability • Positions us for improved long-term growth and increased margins, while helping to accelerate the commercialization of our technology-enabled products and the SentryxTM software platform Product Portfolio: • Iron Gate Valves, Specialty Valves (plug, check, butterfly, knife gate, industrial) and Service Brass Business Unit Goals • Accelerate manufacturing and assembly efficiencies across valve and brass products • Capitalize on three key capex projects: LCF, Kimball and Decatur brass foundry • Increase growth in product areas and support expansion of valves into new adjacencies Water Flow Solutions (56% of 2021 net sales) (1) Water Management Solutions (44% of 2021 net sales) (1) Product & Service Portfolio: • Fire Hydrants, Repair & Installation, Natural Gas, Metering, Leak Detection, Pressure Control and Software Business Unit Goals • Leverage hydrants which can provide a bridge for digital communications throughout the water system with enhanced coordination among products and services • Reduce product development cycle times with enhanced coordination of digitally enabled-products and network management New Management Structure (Began Q1 Fiscal 2022) (1) See 8-K filed January 19, 2022 for historical financial results recast in the new management structure.

Financial Performance

Q2 2022 Consolidated Results (1,2)

Net Sales ($M)



+16.1% y/y
$267.5
$310.5
Q2 FY2021
Q2 FY2022

- Increased net sales in both Water Flow Solutions (+25.0% y/y) and Water Management Solutions (+5.1% y/y)
- Both segments benefited from higher pricing across most product lines and increased volumes
- Ended quarter with record backlog
- Price realization more than offset inflation for the first time in more than a year

Gross Profit ($M)

% of Net Sales



+5.0% y/y
-310 bps
$88.4
33.0%
$92.8
29.9%
Q2 FY2021
Q2 FY2022

- Gross margin decreased 310 bps
- Higher pricing and increased volumes more than offset by higher costs associated with inflation and unfavorable manufacturing performance

Adj. EBITDA ($M)

% of Net Sales



-0.2% y/y
-310 bps
$50.7
19.4%
$50.6
16.3%
Q2 FY2021
Q2 FY2022

- Adjusted EBITDA nearly flat to the prior year with adjusted EBITDA margin of 16.3% decreasing 310 bps
- LTM adjusted EBITDA was $206.3M, or 17.4% of net sales

Adj. Net Income per share



+7.1% y/y
$0.14
$0.15
Q2 FY2021
Q2 FY2022

- Adjusted net income per share increased 7.1%, or $0.01, to $0.15 from the prior year
- Net interest expense declined $1.6M to $4.5M from lower interest expense due to the refinancing of 5.5% Senior Notes with 4.0% Senior Notes
- Effective tax rate was 23.1% compared with 25.6% last year

(1) Provided with Q2FY22 earnings press release and presentation on May 2 & 3, 2022.
(2) See Appendix for reconciliation of non-GAAP measures to their corresponding GAAP measures.

MUELLER
21

22 Full-Year Fiscal 2022 Outlook (1) • Healthy order activity in the second quarter with end market activity remaining robust − Municipal repair and replacement market continues to benefit from healthy budgets, especially at larger municipalities − Have not included any benefits from the infrastructure bill in our assumptions for 2022 guidance − New residential construction end market maintained momentum in the second quarter reflected in the 10 percent increase in total housing starts − Expectations for new residential construction are for activity to return to a more normalized level in the second half of the year primarily due to higher interest rates • Raising annual guidance again for consolidated net sales growth between 10% and 12%, taking into account strong Q2 net sales growth and current expectations for end markets − Record backlog and expected realization from price increases give us confidence in our second half net sales forecast • Anticipate delivering improved conversion margins in the second half of the year leading to adjusted EBITDA growth between 7% and 10% − Updated conversion margin expectations assume the challenges associated with supply chain disruptions, inflationary pressures and unfavorable manufacturing performance continue throughout the rest of the year • Other items include: − Free Cash Flow positive for full-year and cash provided by operating activities positive for second half of the year; however, expect it to be below 2021 − Total SG&A expenses between $237M and $247M − Interest expense, net between $18M and $19M − Effective income tax rate between 24% and 26% − Depreciation and amortization between $60M and $62M − Capital expenditures between $70M and $75M (1) Provided with Q2FY22 earnings press release on May 3, 2022.

Free Cash Flow

- Net cash provided by operating activities for the Q2FY22 six-month period decreased to $0.8M due to higher inventories and payments, including customer rebates, income taxes and employee incentives
  - Average net working capital improved to 25.8% in Q2FY22 compared with 28.6% in Q2FY21 (1)
  - Inventories of $229.2M at end of Q2FY22, 9.3% higher than $209.7M at the end of Q1FY22 and 24.1% higher than $184.7M at the end of FY2021
- Invested $26.0M in capital expenditures in Q2FY22 six-month period compared to the $31.1M
- Free cash flow decreased to negative $25.2M for Q2FY22 six-month period, primarily due to cash used in operating activities in the second quarter
- For the full year, anticipate free cash flow will be positive and cash provided by operating activities will be positive for second half of the year; however, expect it to be below 2021, primarily due to higher inventories resulting from investments and inflation



$ in Millions
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
-$10.0
-$20.0
-$30.0
$63.2
$31.1
$32.1
$26.0
$0.8
-$25.2
YTD Q2 FY2021
YTD Q2 FY2022
Free cash flow
Capital expenditures
Cash provided by (used in) operating activities

(1) Average Net Working Capital defined as the average of Net Receivables + Net Inventories – Accounts Payable for last 5 quarters

MUELLER 23

24 Balance Sheet and Liquidity Credit Rating Debt Structure Debt Maturities Financial Covenants • $450M of 4.0% Senior Notes (mature June 2029) • Asset based lending agreement (“ABL”) provides up to $175M revolving credit facility subject to borrowing base (LIBOR + 200 basis points) with none outstanding (terminates July 29, 2025) • No financial maintenance covenants on Senior Notes • ABL not subject to any financial maintenance covenants unless excess availability is less than the greater of $17.5M and 10% of the Loan Cap; consolidated Fixed Charge Ratio permitted to be <1x unless threshold is triggered Net Debt Leverage & Liquidity • $283.0M net debt with total debt of $447.1M* and total cash of $164.1M • Net debt leverage was 1.4x at March 31, 2022, vs. 1.1x at March 31, 2021 • No debt maturities prior to June 2029 • $324.2M of total liquidity including $160.1M of excess availability under the ABL, based on data as of March 31, 2022 * 4.0% Senior Notes include $5.0M of deferred financing costs $0 $0 $0 $0 $0 $0 $0 $450 $0 $100 $200 $300 $400 $500 FY22 FY23 FY24 FY25 FY26 FY27 FY28 FY29 FY E $ in m ill io ns No debt repayments prior to June 2029 • Continue to maintain a strong, flexible balance sheet with ample liquidity and capacity to support our capital allocation priorities • Moody’s: Ba1 Corporate Rating, Ba1 Notes Rating, Stable Outlook • S&P: BB Corporate and Notes Ratings, Stable Outlook

25 Balanced and Disciplined Capital Allocation • Strong balance sheet, liquidity and cash flow supporting our strategies • Maintaining balanced approach to capital allocation to strengthen and grow the business through capital investments and bolt-on acquisitions • Continuing to return cash to our shareholders, primarily through our ongoing quarterly dividend – Board of Directors has paid quarterly dividend since becoming a publicly-traded company and increased quarterly dividend 7 times starting in May 2015 – Repurchased $20M of common stock first six months FY22 and $30M since the end of Q3FY21 – $115M remaining authorization on our share repurchase program as of March 31, 2022 Shareholders 32% Balance Sheet 12% Strategic Investments 56% $297M to Shareholders - $167M dividends - $130M share repurchases Cash Allocation since December 31, 2016 (Through March 31, 2022) $527M to Strategic Investments - $335M capital expenditures - $192M acquisitions (1) (2) (1) Includes consolidated capital expenditures and cash paid for acquisitions of Krausz Industries, Singer Valve, Pratt Industrial JV and i2O Water (excludes proceeds from sales of assets). (2) Includes debt retirement and pension plan payments ($35M pension settlement in Q4FY17 and $2M to exit Canadian and multiemployer plans), and includes $22M payment for Walter Tax Settlement). Capital Allocation Priorities

26 Investment Highlights LONG-TERM END MARKET DYNAMICS CONTINUE TO IMPROVE LEVERAGING STRENGTHS TO INCREASE TECHNOLOGY-ENABLED PRODUCTS MODERNIZING MANUFACTURING AND DRIVING OPERATIONAL EXCELLENCE TO DELIVER MARGIN EXPANSION FLEXIBLE BALANCE SHEET AND STRONG CASH FLOW STRONG COMPETITIVE POSITION

Supplemental Data

28 Historical Financial Performance • Over last five years (FY16 to FY21), delivered 6.8% net sales CAGR with 5.4% adjusted EBITDA CAGR $801 $826 $916 $968 $964 $1,111 $0 $200 $400 $600 $800 $1,000 $1,200 FY16 FY17 FY18 FY19 FY20 FY21 Consolidated Net Sales ($ in millions) $156 $164 $180 $198 $191 $204 19.5% 19.8% 19.7% 20.5% 19.8% 18.4% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% $0 $50 $100 $150 $200 $250 $300 $350 $400 FY16 FY17 FY18 FY19 FY20 FY21 Consolidated Adjusted EBITDA and Adjusted EBITDA Margin (1,2) ($ in millions) NOTE: See SEC Filings for Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures. (1) Adjusted EBITDA excludes other charges of $23.8M in FY2016, $21.2M in FY2017, $19.7M in FY2018, $43.3M in FY2019, $13.2M in FY2020 and $25.7M in FY2021. (2) For FY21, the denominator in the adjusted margin calculations excludes net sales of $6.0M associated with the elimination of the one-month reporting lag.

29 Strong Balance Sheet with Significant Flexibility • Reduced debt by $1.1B since March 31, 2006 and $650M since September 30, 2008 • Total debt of $447.1M and total cash of $164.1M leading to net debt leverage of 1.4x at March 31, 2022 with $160.1M of excess availability under the ABL, based on March 31, 2022 data • Capital structure and net leverage position provide flexibility to support capital investments, quarterly dividend and acquisitions $1,549 $1,127 $1,101 $1,096 $740 $692 $678 $623 $601 $541 $489 $484 $481 $445 $446 $448 $447 $447 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 Mar-06 FY06 FY07 FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 Q2FY22 Total Debt ($ in millions)

30 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Quarter ended March 31, 2022 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 183.9 $ 126.6 $ — $ 310.5 Gross profit $ 57.0 $ 35.8 $ — $ 92.8 Selling, general and administrative expenses 21.6 24.0 12.4 58.0 Strategic reorganization and other charges — 0.1 0.5 0.6 Operating income (loss) $ 35.4 $ 11.7 $ (12.9) $ 34.2 Operating margin 19.2% 9.2% 11.0 % Capital expenditures $ 12.1 $ 2.9 $ — $ 15.0 Reconciliation of non-GAAP to GAAP performance measures: Net income $ 23.6 Strategic reorganization and other charges 0.6 Income tax benefit of adjusting items (0.1) Adjusted net income $ 24.1 Weighted average diluted shares outstanding 157.5 Adjusted net income per diluted share $ 0.15

31 (1) We do not allocate interest, income taxes or pension benefit (expense) other than service to our segments. Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Quarter ended March 31, 2022 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 23.6 Income tax expense (1) 7.1 Interest expense, net (1) 4.5 Pension benefit other than service (1) (1.0) Operating income (loss) $ 35.4 $ 11.7 $ (12.9) 34.2 Strategic reorganization and other charges — 0.1 0.5 0.6 Adjusted operating income (loss) 35.4 11.8 (12.4) 34.8 Pension benefit other than service — — 1.0 1.0 Depreciation and amortization 7.5 7.3 — 14.8 Adjusted EBITDA $ 42.9 $ 19.1 $ (11.4) $ 50.6 Adjusted operating margin 19.2% 9.3% 11.2% Adjusted EBITDA margin 23.3% 15.1% 16.3% Adjusted EBITDA $ 42.9 $ 19.1 $ (11.4) $ 50.6 Three prior quarters’ adjusted EBITDA 122.4 69.0 (35.7) 155.7 Trailing twelve months’ adjusted EBITDA $ 165.3 $ 88.1 $ (47.1) $ 206.3 Reconciliation of net debt to total debt (end of period): Current portion of long-term debt $ 1.0 Long-term debt 446.1 Total debt 447.1 Less cash and cash equivalents 164.1 Net debt $ 283.0 Net debt leverage (net debt divided by trailing twelve months’ adjusted EBITDA) 1.4x Reconciliation of free cash flow to net cash used in operating activities: Net cash used in operating activities $ (19.0) Less capital expenditures (15.0) Free cash flow $ (34.0)

32 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) (1) As a result of the elimination of the one-month lag, the three month period ended March 31, 2021, includes an additional $6.0 million of Net sales, and an additional $1.4 million in Operating income in Water Management Solutions and Consolidated. (2) For the three month period ended March 31, 2021, Cost of sales includes $2.4 million in Inventory write-downs associated with the closures of our facilities in Aurora, Illinois, and Surrey, British Columbia, Canada. (3) For the three month period ended March 31, 2021, the denominator in the adjusted margin calculations shown for Water Management Solutions and Consolidated excludes Net sales of $6.0 million associated with the elimination of the one-month reporting lag. (4) We do not allocate interest, income taxes or pension benefit (expense) other than service to our segments. Quarter ended March 31, 2021 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net sales (1) $ 147.1 $ 120.4 $ — $ 267.5 Gross profit (2) $ 49.3 $ 39.1 $ — $ 88.4 Selling, general and administrative expenses 19.6 21.5 13.1 54.2 Strategic reorganization and other (credits) charges — (0.7) 1.5 0.8 Operating income (loss) (1) $ 29.7 $ 18.3 $ (14.6) $ 33.4 Operating margin 20.2% 15.2% 12.5 % Capital expenditures $ 13.8 $ 1.7 $ — $ 15.5 Reconciliation of non-GAAP to GAAP performance measures: Net income $ 20.9 Strategic reorganization and other charges 0.8 Inventory restructuring write-down 2.4 Benefit of one-month results related to elimination of reporting lag (1.4) Income tax benefit of adjusting items (0.5) Adjusted net income $ 22.2 Weighted average diluted shares outstanding 159.1 Adjusted net income per diluted share $ 0.14

33 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) (1) As a result of the elimination of the one-month lag, the three month period ended March 31, 2021, includes an additional $6.0 million of Net sales, and an additional $1.4 million in Operating income in Water Management Solutions and Consolidated. (2) For the three month period ended March 31, 2021, Cost of sales includes $2.4 million in Inventory write-downs associated with the closures of our facilities in Aurora, Illinois, and Surrey, British Columbia, Canada. (3) For the three month period ended March 31, 2021, the denominator in the adjusted margin calculations shown for Water Management Solutions and Consolidated excludes Net sales of $6.0 million associated with the elimination of the one-month reporting lag. (4) We do not allocate interest, income taxes or pension benefit (expense) other than service to our segments. Quarter ended March 31, 2021 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 20.9 Income tax expense (4) 7.2 Interest expense, net (4) 6.1 Pension benefit other than service (4) (0.8) Operating income (loss) $ 29.7 $ 18.3 $ (14.6) 33.4 Strategic reorganization and other (credits) charges — (0.7) 1.5 0.8 Inventory restructuring write-down 2.4 — — 2.4 Benefit of one-month results related to elimination of reporting lag — (1.4) — (1.4) Adjusted operating income (loss) 32.1 16.2 (13.1) 35.2 Pension benefit other than service — — 0.8 0.8 Depreciation and amortization 7.5 7.2 — 14.7 Adjusted EBITDA $ 39.6 $ 23.4 $ (12.3) $ 50.7 Adjusted operating margin (3) 21.8% 14.2% 13.5% Adjusted EBITDA margin (3) 26.9% 20.5% 19.4% Adjusted EBITDA $ 39.6 $ 23.4 $ (12.3) $ 50.7 Three prior quarters’ adjusted EBITDA 103.9 74.8 (32.6) 146.1 Trailing twelve months’ adjusted EBITDA $ 143.5 $ 98.2 $ (44.9) $ 196.8 Reconciliation of net debt to total debt (end of period): Current portion of long-term debt $ 1.0 Long-term debt 446.6 Total debt 447.6 Less cash, cash equivalents and restricted cash 228.2 Net debt $ 219.4 Net debt leverage (net debt divided by trailing twelve months’ adjusted EBITDA) 1.1x Reconciliation of free cash flow to net cash provided by operating activities: Net cash provided by operating activities $ 29.1 Less capital expenditures (15.5) Free cash flow $ 13.6

34 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Six months ended March 31, 2022 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 338.8 $ 244.0 $ — $ 582.8 Gross profit $ 109.1 $ 71.3 $ — $ 180.4 Selling, general and administrative expenses 42.4 48.0 23.9 114.3 Strategic reorganization and other charges — 0.1 2.9 3.0 Operating income (loss) $ 66.7 $ 23.2 $ (26.8) $ 63.1 Operating margin 19.7% 9.5% 10.8 % Capital expenditures $ 21.5 $ 4.5 $ — $ 26.0 Reconciliation of non-GAAP to GAAP performance measures: Net income $ 43.0 Strategic reorganization and other charges 3.0 Income tax benefit of adjusting items (0.7) Adjusted net income $ 45.3 Weighted average diluted shares outstanding 158.4 Adjusted net income per diluted share $ 0.29

35 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) (1) We do not allocate interest, income taxes or pension benefit (expense) other than service to our segments. Six months ended March 31, 2022 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 43.0 Income tax expense (1) 13.3 Interest expense, net (1) 8.8 Pension benefit other than service (1) (2.0) Operating income (loss) $ 66.7 $ 23.2 $ (26.8) 63.1 Strategic reorganization and other charges — 0.1 2.9 3.0 Adjusted operating income (loss) 66.7 23.3 (23.9) 66.1 Pension benefit other than service — — 2.0 2.0 Depreciation and amortization 14.9 15.0 0.1 30.0 Adjusted EBITDA $ 81.6 $ 38.3 $ (21.8) $ 98.1 Adjusted operating margin 19.7% 9.5% 11.3% Adjusted EBITDA margin 24.1% 15.7% 16.8% Reconciliation of free cash flow to net cash used in operating activities: Net cash provided by operating activities $ 0.8 Less capital expenditures (26.0) Free cash flow $ (25.2)

36 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) (1) As a result of the elimination of the one-month lag, the six month period ended March 31, 2021, includes an additional $6.0 million of Net sales, and an additional $1.4 million in Operating income in Water Management Solutions and Consolidated. (2) For the six month period ended March 31, 2021, Cost of sales includes $2.4 million in Inventory write-downs associated with the closures of our facilities in Aurora, Illinois, and Surrey, British Columbia, Canada. (3) For the six month period ended March 31, 2021, the denominator in the adjusted margin calculations for Water Management Solutions and Consolidated excludes Net sales of $6.0 million associated with the elimination of the one-month reporting lag. (4) We do not allocate interest, income taxes or pension benefit (expense) other than service to our segments. Six months ended March 31, 2021 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net sales (1) $ 275.9 $ 229.0 $ — $ 504.9 Gross profit (2) $ 91.2 $ 75.6 $ — $ 166.8 Selling, general and administrative expenses 38.3 41.0 24.1 103.4 Strategic reorganization and other charges (credits) 0.1 (0.7) 2.8 2.2 Operating income (loss) (1) $ 52.8 $ 35.3 $ (26.9) $ 61.2 Operating margin 19.1% 15.4% 12.1 % Capital expenditures $ 26.1 $ 4.9 $ 0.1 $ 31.1 Reconciliation of non-GAAP to GAAP performance measures: Net income $ 37.6 Strategic reorganization and other charges 2.2 Inventory restructuring write-down 2.4 Benefit of one-month results related to elimination of reporting lag (1.4) Income tax benefit of adjusting items (0.8) Adjusted net income $ 40.0 Weighted average diluted shares outstanding 159.0 Adjusted net income per diluted share $ 0.25

37 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Six months ended March 31, 2021 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 37.6 Income tax expense (4) 13.0 Interest expense, net (4) 12.2 Pension benefit other than service (4) (1.6) Operating income (loss) $ 52.8 $ 35.3 $ (26.9) 61.2 Strategic reorganization and other charges (credits) 0.1 (0.7) 2.8 2.2 Inventory restructuring write-down 2.4 — — 2.4 Benefit of one-month results related to elimination of reporting lag — (1.4) — (1.4) Adjusted operating income (loss) 55.3 33.2 (24.1) 64.4 Pension benefit other than service — — 1.6 1.6 Depreciation and amortization 14.9 14.4 0.1 29.4 Adjusted EBITDA $ 70.2 $ 47.6 $ (22.4) $ 95.4 Adjusted operating margin (3) 20.0% 14.9% 12.9% Adjusted EBITDA margin (3) 25.4% 21.3% 19.1% Reconciliation of free cash flow to net cash provided by operating activities: Net cash provided by operating activities $ 63.2 Less capital expenditures (31.1) Free cash flow $ 32.1 (1) As a result of the elimination of the one-month lag, the six month period ended March 31, 2021, includes an additional $6.0 million of Net sales, and an additional $1.4 million in Operating income in Water Management Solutions and Consolidated. (2) For the six month period ended March 31, 2021, Cost of sales includes $2.4 million in Inventory write-downs associated with the closures of our facilities in Aurora, Illinois, and Surrey, British Columbia, Canada. (3) For the six month period ended March 31, 2021, the denominator in the adjusted margin calculations for Water Management Solutions and Consolidated excludes Net sales of $6.0 million associated with the elimination of the one-month reporting lag. (4) We do not allocate interest, income taxes or pension benefit (expense) other than service to our segments.